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                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated
February 2, 1996, included in IBAH, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Form S-3 Registration Statement.



ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
  December 6, 1996